UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2009

NEXT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25247	95-4675095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7625 Hamilton Park Drive, Suite 12, Chattanooga, Tennessee 37421
(Address of principal executive offices) (zip code)

(423) 296-8213
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

On September 30, 2009, Next, Inc. (the “Company”) entered into a First Agreed Extension to Second Amendment to Forbearance Agreement (the “Extension Agreement”) with the guarantors named therein and National City Bank (the “Bank”).  The Extension Agreement amends the Forbearance Agreement dated effective as of January 31, 2009, as amended by the First Amendment to Forbearance Agreement dated effective as of May 1, 2009 and as further amended by the Second Amendment to Forbearance Agreement dated effective as of July 1, 2009 (collectively, as so amended, the “Amended Forbearance Agreement”).

Under the terms of the Extension Agreement, the maturity date of the replacement promissory note evidencing the Company’s previously disclosed line of credit facility (the “Existing Credit Facility”) with the Bank (the “Note”) was extended to October 30, 2009 (the “Maturity Date”).  The Extension Agreement also provides that the interest rate on the daily unpaid principal balance of the Note will accrue at 10% per annum above the prime rate until the Maturity Date, after which time the any unpaid principal will accrue interest at a rate of 12% per annum above the prime rate.  In addition, the Extension Agreement revises the definition of “Borrowing Base” to increase the amount of the line of credit available from inventory collateral to $2,500,000, which had previously been reduced to $1,500,000.

The Extension Agreement was entered to permit further progression of current discussions between the Company and the Bank toward an alternative structuring of the Existing Credit Facility (and documentation of the same) which would enable the Company to continue due diligence with an alternative lender and to pursue strategic business opportunities the Company has with its customers and strategic partners.

The foregoing description of the Extension Agreement is qualified in its entirety by reference to the full text of the Extension Agreement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03

Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

99.1

First Agreed Extension to Second Amendment to Forbearance Agreement executed on September 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXT, INC.

Date:

October 6, 2009

By: /s/ David O. Cole

David O. Cole

Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.

Exhibit Description

99.1

First Agreed Extension to Second Amendment to Forbearance Agreement executed on September 30, 2009.